UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 18, 2017

INTERACTIVE BROKERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2017, Interactive Brokers Group, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

All of the information furnished in this report (including Exhibit 99.1 hereto) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and unless expressly set forth by specific reference in such filings, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings.

Item 2.05. Costs Associated with Exit or Disposal Activities

On March 8, 2017, the Company announced its intention to discontinue its options market making activities globally. The Company expects to phase out these operations substantially over the coming months and estimates that it will incur approximately $25 million in one-time restructuring costs, a substantial portion of which is expected to be defrayed by continuing certain market making activities until the restructuring is complete. These one-time restructuring costs include approximately $2 million of future cash expenditures, which are substantially severance and related costs, and approximately $23 million of non-cash expenditures consisting primarily of stock based compensation and impairment to the carrying value of assets associated with exchange memberships.

Item 8.02. Other Events.

On April 18, 2017, the Company declared a quarterly cash dividend of $0.10 per share on the Company’s common stock. The Company’s Board of Directors has declared that the dividend will be paid on June 14, 2017 to shareholders of record as of June 1, 2017.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release dated April 18, 2017.

Forward-looking Statements.

This Form 8-K may contain projections or other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this Form 8-K include, but are not limited to, expectations regarding future net income from market making activities, the restructuring and reduction in workforce, the aggregate charges for employee terminations and other costs associated with the restructuring, the estimates of related cash expenditures by the Company in connection with the restructuring and the timing to recognize these charges. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2017

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1	Press Release dated April 18, 2017.